UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2021 (July 21, 2021)
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39405 (Commission File Number)	87-1767914 (I.R.S. Employer Identification No.)
1125 N. Charles St. Baltimore, Maryland 21201		21201
(Address of principal executive offices)		(Zip Code)
(888) 261-2693
(Registrant’s telephone number, including area code)
Ascendant Digital Acquisition Corp
667 Madison Avenue, 5th Floor
New York, New York 10065
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	MKTWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
Domestication and Transactions
As previously announced, Ascendant Digital Acquisition Corp. (“ADAC” and, after the Domestication as described below, “MarketWise”), a Cayman Islands exempted company, previously entered into that certain Business Combination Agreement, dated as of March 1, 2021 (as amended, the “Transaction Agreement”), by and among ADAC, MarketWise, LLC, a Delaware limited liability company, all of the members of MarketWise, LLC party thereto (the “Existing MarketWise Equityholders”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Existing MarketWise Equityholders thereunder.
On July 21, 2020, as contemplated by the Transaction Agreement and described in the section titled “Domestication Proposal” beginning on page 126 of the final prospectus and definitive proxy statement, dated July 1, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), ADAC filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which ADAC was domesticated and continues as a Delaware corporation, changing its name to “MarketWise, Inc.” (the “Domestication”).
As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of ADAC (the “ADAC Class A ordinary shares”) automatically converted, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of MarketWise (the “MarketWise Class A common stock”); (2) each of the then issued and outstanding redeemable warrants of ADAC (the “ADAC warrants”) automatically converted into a redeemable warrant to acquire one share of MarketWise Class A common stock (the “MarketWise warrants”); and (3) each of the then issued and outstanding units of ADAC that had not been previously separated into the underlying ADAC Class A ordinary shares and underlying ADAC warrants upon the request of the holder thereof were cancelled and entitled the holder thereof to one share of MarketWise Class A common stock and one-half of one MarketWise warrant. No fractional shares will be issued upon exercise of the MarketWise warrants.
On July 21, 2021, as contemplated by the Transaction Agreement and described in the section titled “Transaction Agreement Proposal” beginning on page 84 of the Proxy Statement/Prospectus, MarketWise and MarketWise, LLC consummated the business combination contemplated by the Transaction Agreement whereby (i) MarketWise, LLC restructured its capitalization, appointed MarketWise as its managing member, and issued to MarketWise 28,003,096 common units of MarketWise, LLC (the “MarketWise Units”), which units entitle the holder to the distributions, allocations, and other rights under the Third Amended and Restated Operating Agreement of MarketWise, LLC (the “Third A&R Operating Agreement”), and 30,979,993 warrants to purchase MarketWise Units and (ii) MarketWise issued 291,092,300 shares of Class B common stock, par value $0.0001 per share, of MarketWise (the “MarketWise Class B common stock” and, together with the MarketWise Class A common stock, the “MarketWise common stock”) to the Existing MarketWise Equityholders (together with the Domestication, the “Transactions”).
The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by the full text of the Transaction Agreement and each amendment thereto, which are attached hereto as Exhibits 2.1, 2.2, and 2.3 to this Current Report on Form 8-K (this “Report”), and the full text of the Third A&R Operating Agreement, which is attached hereto as Exhibit 10.3 to this Report, each of which is incorporated herein by reference.
PIPE Investment
As previously announced, on March 1, 2021, concurrently with the execution of the Transaction Agreement, ADAC entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for 15,000,000 shares of MarketWise Class A common stock at $10.00 per share for an aggregate commitment amount of $150,000,000 (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Closing.
Immediately after giving effect to the Transactions and the PIPE Investment, there were 28,003,096 shares of MarketWise Class A common stock (including 3,051,000 Sponsor Earn Out Shares), 291,092,300 shares of MarketWise Class B common stock, and 30,979,993 MarketWise warrants outstanding (including 10,280,000 private placement warrants). Upon the consummation of the Transactions, ADAC’s ordinary shares, warrants, and units ceased trading on The New York Stock Exchange (the “NYSE”), and MarketWise’s Class A common stock and warrants began trading on The Nasdaq Global Market (the “Nasdaq”) under the symbols “MKTW” and “MKTW W,” respectively. Immediately after giving effect to the Transactions and the PIPE Investment, (1) ADAC’s public shareholders owned approximately 0.1% of the outstanding MarketWise common stock, (2) the Existing MarketWise Equityholders (without taking into account any public shares held by the Existing MarketWise Equityholders prior to the consummation of the Transactions) owned approximately 91.2% of the outstanding MarketWise common stock, (3) the Sponsor and related parties collectively owned approximately 3.2% of the outstanding MarketWise common stock (including 3,051,000 Sponsor Earn Out Shares), and (4) the PIPE Investors owned approximately 4.7% of the outstanding MarketWise common stock.
Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.
Item 1.01 Entry into a Material Definitive Agreement.
Amended and Restated Registration Rights Agreement
On July 21, 2020, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, MarketWise, the Sponsor, the Existing MarketWise Equityholders, and the other parties thereto entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 102 titled “Transaction Agreement Proposal—Related Agreements—Amended and Restated Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.
Tax Receivable Agreement
On July 21, 2021, in connection with the completion of the Transactions and as contemplated by the Transaction Agreement, MarketWise, MarketWise, LLC, and the Existing MarketWise Equityholders entered into that certain Tax Receivable Agreement (the “Tax Receivable Agreement”). The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement beginning on page 103 titled “Transaction Agreement Proposal—Related Agreements—Tax Receivable Agreement.” Such description is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.
Third A&R Operating Agreement
On July 21, 2021, in connection with the completion of the Transactions and as contemplated by the Transaction Agreement, MarketWise, MarketWise, LLC, and each of the Existing MarketWise Equityholders entered into the Third A&R Operating Agreement, which, among other things, (i) restructured the capitalization of MarketWise, LLC and (ii) appointed MarketWise as the managing member of MarketWise, LLC. As consideration for issuing MarketWise Common Units to MarketWise, MarketWise contributed $120,064,817.66 in gross proceeds to MarketWise, LLC and became the managing member of MarketWise, LLC. As a result of the recapitalization of MarketWise, LLC, the Existing MarketWise Equityholders own 291,092,300 MarketWise Common Units. The material terms of the Third A&R Operating Agreement are described in the section of the Proxy Statement beginning on page 106 titled “Transaction Agreement Proposal—Related Agreements—MarketWise Third A&R

Operating Agreement.” Such description is qualified in its entirety by the text of the Third A&R Operating Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.
Indemnification Agreements
In connection with the closing of the Transactions, MarketWise entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by MarketWise of certain expenses and costs relating to claims, suits, or proceedings arising from service to MarketWise or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The disclosure set forth in the “Introductory Note—Domestication and Transactions” above is incorporated into this Item 2.01 by reference.
FORM 10 INFORMATION
Forward-Looking Statements
This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of MarketWise. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When MarketWise discusses its strategies or plans it is making projections, forecasts, or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, MarketWise’s management.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond MarketWise’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to:
•the impact of the COVID-19 pandemic;
•MarketWise’s future capital needs following the Transactions;
•MarketWise’s ability to develop additional products and product offerings;
•the ability of MarketWise to maintain an effective system of internal control over financial reporting;
•the ability of MarketWise to maintain and protect its intellectual property;
•the ability of MarketWise to grow market share in its existing markets or any new markets it may enter;
•MarketWise’s reliance on single-source suppliers and a third-party manufacturer;
•MarketWise’s ability to recruit and retain qualified personnel;
•the ability of MarketWise to respond to general economic conditions;
•the ability of MarketWise to manage its growth effectively;
•the ability of MarketWise to achieve and maintain profitability in the future;
•the success of strategic relationships with third parties; and
•other factors detailed under the section titled “Risk Factors” beginning on page 30 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement/Prospectus of the other documents filed by MarketWise from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on MarketWise. There can be no assurance that future developments affecting MarketWise will be those that MarketWise has anticipated. MarketWise undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.
Business
MarketWise’s business is described in the Proxy Statement/Prospectus in the section titled “Information About MarketWise” beginning on page 206, which is incorporated herein by reference.
Risk Factors
The risks associated with MarketWise’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 30, which is incorporated herein by reference.
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 220 in the section titled “MarketWise’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.
Quantitative and Qualitative Disclosures About Market Risk
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 251 in the section titled “MarketWise’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk,” which is incorporated herein by reference.
Properties
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 219 in the section titled “Information About MarketWise—Our Facilities,” which is incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth beneficial ownership of MarketWise common stock following the consummation of the Transactions by:
•each person who is known to be the beneficial owner of more than 5% of shares of MarketWise common stock;
•each of MarketWise’s current named executive officers and directors; and
•all current executive officers and directors of MarketWise as a group.
The information below is based on an aggregate of 28,003,096 shares of Class A common stock (including 3,051,000 Sponsor Earn Out Shares) and 291,092,300 shares of Class B common stock issued and outstanding as of the Closing Date. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Class A common stock and Class B common stock owned beneficially by such person. On all matters to be voted upon, holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A common stock and Class B common stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval.
Unless otherwise indicated, MarketWise believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A common stock	% of Ownership	Number of Shares of Class B common stock	% of Ownership	Number of Shares of Class A and Class B common stock	% of Ownership
5% Holders
Affiliates of Monument & Cathedral(2)	—	—%	133,361,467	41.8%	133,361,467	41.8%
Frank P. Stansberry(3)	—	—%	64,814,214	20.3%	64,814,214	20.3%
Michael Palmer	—	—%	25,925,685	8.1%	25,925,685	8.1%
Stephen Sjuggerud	—	—%	19,444,264	6.1%	19,444,264	6.1%
Directors and Executive Officers						%
Mark Arnold	—	—%	15,321,821	4.8%	15,321,821	4.8%
Dale Lynch	—	—%	2,866,344	* %	2,866,344	* %
Marco Ferri	—	—%	2,866,344	* %	2,866,344	* %
Elizabeth Burton	—	—%	—	—%	—	—%
Manuel Borges	—	—%	—	—%	—	—%
Mark Gerhard	—	—%	—	—%	—	—%
Michael Palmer	—	—%	25,925,685	8.1%	25,925,685	8.1%
Paul Idzik	—	—%	—	—%	—	—%
Riaan Hodgson	—	—%	—	—%	—	—%
Stephen Sjuggerud		%	19,444,264	6.1%	19,444,264	6.1%
Van Simmons	—	—%	—	—%	—	—%
All directors and executive officers as a group (14 individuals)	—	—%	66,424,458	20.8%	66,424,458	20.8%
_____________
∗ Less than one percent
(1)Unless otherwise noted, the business address of each of those listed in the table above is 1125 N. Charles St., Baltimore, Maryland 21201.
(2)Represents shares held of record 85% by Monument & Cathedral Holdings, LLC (“Monument & Cathedral”) and 15% by certain equityholders of Monument & Cathedral who have entered into a voting proxy with respect to their shares in favor of Monument & Cathedral. Monument & Cathedral has voting power over 100% of such shares and dispositive power with respect to 85% of such shares. Monument & Cathedral’s sole manager is Cobblestone Publishing, Inc. (“Cobblestone”). The bylaws of Cobblestone provide the president of Cobblestone with sole voting and dispositive control of the shares held directly or indirectly by Cobblestone. As the current president of Cobblestone, Myles Norin, has voting and dispositive control over the shares owned by Monument & Cathedral. The business address for each stockholder is 14 W. Mount Vernon Place, Baltimore, Maryland 21201.
(3)All shares are subject to an irrevocable voting proxy in favor of MarketWise.
Directors and Executive Officers
MarketWise’s directors and executive officers after the consummation of the Transaction are described in the Proxy Statement/Prospectus in the sections titled “Director Election Proposal” beginning on page 155 and

“Management of MarketWise PubCo After Closing of the Transactions” beginning on page 252 and that information is incorporated herein by reference. Additionally, interlocks and insider participation information regarding MarketWise’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of MarketWise PubCo After Closing of the Transactions—Compensation Committee Interlocks and Insider Participation” beginning on page 257 and that information is incorporated herein by reference.
Executive Compensation
The executive compensation of MarketWise’s named executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 259 and that information is incorporated herein by reference.
Director Compensation
The compensation of MarketWise’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Director Compensation” beginning on page 263 and that information is incorporated herein by reference.
Certain Relationships and Related Transactions
Certain relationships and related party transactions of MarketWise are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 267 and are incorporated herein by reference.
Director Independence
At the closing of the Transactions, the board of directors of MarketWise adopted Nasdaq listing standards to assess director independence. The board of directors has determined that each of Mark Gerhard, Riaan Hodgson, Manuel Borges, Elizabeth Burton, Paul Idzik, and Van Simmons qualifies as “independent” under the listing requirements of the Nasdaq. Riann Hodgson is also an “audit committee financial expert” under SEC rules.
Legal Proceedings
Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About MarketWise—Legal Proceedings” beginning on page 219, which is incorporated herein by reference.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
Shares of MarketWise’s Class A common stock and MarketWise’s warrants began trading on the Nasdaq under the symbol “MKTW” and “MKTW W,” respectively, on July 22, 2021, in lieu of the ordinary shares, warrants, and units of ADAC. MarketWise has not paid any cash dividends on its shares of common stock to date. It is the present intention of MarketWise’s board of directors to retain all earnings, if any, for use in MarketWise’s business operations and, accordingly, MarketWise’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon MarketWise’s revenues and earnings, if any, capital requirements, and general financial condition. The payment of any cash dividends is within the discretion of MarketWise’s board of directors. Further, the ability of MarketWise to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.
As of July 21, 2021, following the completion of the Transactions, there were 30,979,993 MarketWise warrants and 291,092,300 MarketWise Common Units (excluding MarketWise Common Units held by MarketWise), which are convertible into MarketWise Class A common stock, outstanding. MarketWise has reserved a total of 38,454,000 shares of MarketWise Class A common stock for issuance pursuant to the 2021 Incentive Award Plan and the 2021 Employee Stock Purchase Plan, subject to certain adjustments set forth therein. As of July 21, 2021, following the completion of the Business Combination, there were 66 holders of record of MarketWise Class A common stock and two holders of record of MarketWise warrants. However, because many of the shares of MarketWise Class A common stock and MarketWise warrants are held by brokers and other institutions on behalf of stockholders, MarketWise believes there are substantially more beneficial holders of MarketWise Class A common stock and MarketWise warrants than record holders.
Information respecting ADAC’s Class A ordinary shares, warrants, and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 27 and such information is incorporated herein by reference.
Recent Sales of Unregistered Securities
On July 21, 2021, in connection with the completion of the Transactions and as contemplated by the Transaction Agreement and the Subscription Agreements, MarketWise made the following sales of unregistered securities, as further described in the disclosure set forth under the Introductory Note above:
•15,000,000 shares of MarketWise Class A common stock to the PIPE Investors for aggregate consideration of $150.0 million; and
•291,092,300 shares of MarketWise Class B Common Stock to the Existing MarketWise Equityholders for aggregate consideration of approximately $29,000.
The MarketWise Common Units are redeemable for shares of MarketWise Class A common stock at the election of MarketWise. Up to 291,092,300 shares of MarketWise Class A common stock are issuable upon the redemption of the MarketWise Common Units. MarketWise issued the foregoing shares of MarketWise common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.
Description of Registrant’s Securities
The description of MarketWise’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of MarketWise PubCo Securities” beginning on page 274 and is incorporated herein by reference.
Indemnification of Directors and Officers
MarketWise has entered or will enter into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by MarketWise of certain expenses and costs relating to claims, suits or proceedings arising from service to MarketWise or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Further information about the indemnification of MarketWise’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of MarketWise PubCo Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 285 and is incorporated herein by reference.
Financial Statements, Supplementary Data, and Exhibits
The unaudited financial statements of MarketWise as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 and the audited financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019, and 2018 are set forth in the Proxy Statement/Prospectus beginning on page F-46 and are incorporated herein by reference.
The unaudited pro forma condensed combined financial information of ADAC and MarketWise, LLC as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.
The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On the Closing Date, all of ADAC’s outstanding units separated into their component parts of one share of MarketWise Class A common stock and one-half of one MarketWise warrant and ADAC’s units ceased trading on the NYSE.
Item 3.03. Material Modification to Rights of Security Holders.
Immediately prior to the consummation of the Transactions, MarketWise filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and MarketWise’s bylaws (the “Bylaws”) and the general effect upon the rights of holders of MarketWise’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 126 and “Organizational Documents Proposals” beginning on page 129, which are incorporated by reference herein.
The disclosures set forth under the Introductory Note and in Item 2.01 of this Report are also incorporated herein by reference. Copies of the Certificate of Incorporation and Bylaws are included as Exhibit 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.
Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Dismissal of independent registered public accounting firm.
On July 21, 2021, the audit committee of MarketWise’s board of directors dismissed WithumSmith+Brown PC (“Withum”), ADAC’s independent registered public accounting firm prior to the Transactions, as MarketWise’s independent registered public accounting firm.
The report of Withum on the financial statements of ADAC as of December 31, 2020 and for the period from February 11, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope, or accounting principles.
During the period from February 11, 2020 (inception) through December 31, 2020 and subsequent interim period through July 21, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) between ADAC and Withum on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on ADAC’s financial statements for such period.
During the period from February 11, 2020 (inception) through December 31, 2020 and subsequent interim period through July 21, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
MarketWise has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish MarketWise with a letter addressed to the SEC stating whether it agrees with the statements made by MarketWise set forth above. A copy of Withum’s letter, dated July 21, 2021, is filed as Exhibit 16.1 to this Report.
(b) Disclosures regarding the new independent auditor.
On July 21, 2021, the audit committee of MarketWise’s board of directors approved the engagement of Deloitte & Touche LLP (“Deloitte”) as MarketWise’s independent registered public accounting firm to audit MarketWise’s consolidated financial statements as of and for the year ended December 31, 2021. Deloitte served as independent registered public accounting firm of MarketWise, LLC prior to the Transactions. During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through July 21, 2021, MarketWise did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to MarketWise that Deloitte concluded was an important factor considered by MarketWise in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).
Item 5.01. Changes in Control of Registrant.
The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officers and Directors
Upon the consummation of the Transactions, and in accordance with the terms of the Transaction Agreement, each executive officer of ADAC ceased serving in such capacities, and David Gomberg, Robert Foreman, Michael Jesselson, Diane Nelson, and Mickie Rosen ceased serving on ADAC’s board of directors.
Mark Arnold, Mark Gerhard, Riaan Hodgson, Michael Palmer, Stephen Sjuggerud, Manuel Borges, Elizabeth Burton, Paul Idzik, and Van Simmons were appointed as directors of MarketWise, to serve until the end of their respective terms and until their successors are elected and qualified. Riaan Hodgson, Manuel Borges, and Elizabeth Burton were appointed to serve on MarketWise’s audit committee, with Riaan Hodgson serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.
Mark Arnold was appointed as MarketWise’s Chairman, Chief Executive Officer, and President, Dale Lynch was appointed as MarketWise’s Chief Financial Officer, Marco Ferri was appointed as MarketWise’s Director of Business Development, Gary Anderson was appointed as MarketWise’s General Counsel, Marco Galsim was appointed as MarketWise’s Chief Information Officer, and Cynthia Cherry was appointed as MarketWise’s Senior Director of Human Resources.
Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Director Election Proposal” beginning on page 155 and “Management of MarketWise PubCo After Closing of the Transactions” beginning on page 252 for biographical information about each of the directors and officers, following the Transactions, which is incorporated herein by reference.
Compensatory Arrangements for Directors
In connection with the Closing, MarketWise’s board of directors approved a compensation program for MarketWise’s non-employee directors who are determined not to be affiliated with MarketWise and ADAC (the “NED Compensation Policy”). Pursuant to the terms of the NED Compensation Policy, non-employee directors are eligible to receive fixed annual cash retainer fees, as well as long-term equity compensation awards for their service on MarketWise’s board of directors. Additional fixed annual cash retainer fees are paid to non-employee directors for committee membership and chairperson service. A copy of the NED Compensation Policy is included as Exhibit 10.5 to this Report and is incorporated herein by reference.
2021 Incentive Award Plan
On July 21, 2021, the MarketWise, Inc. 2021 Incentive Award Plan (the “2021 Incentive Award Plan”) became effective. MarketWise has reserved a total of 32,045,000 shares of MarketWise Class A common stock for issuance pursuant to the 2021 Incentive Award Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2021 Incentive Award Plan is 32,045,000, in each case, subject to certain adjustments set forth therein.
The information set forth in the section entitled “Incentive Award Plan Proposal” beginning on page 142 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the 2021 Incentive Award Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2021 Incentive Award Plan, which is incorporated by reference to this Report as Exhibit 10.6.
2021 Employee Stock Purchase Plan
On July 21, 2021, the MarketWise, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”) became effective. MarketWise has reserved a total of 6,409,000 shares of MarketWise Class A common stock for issuance pursuant to the 2021 ESPP, subject to certain adjustments set forth therein.
The information set forth in the section entitled “ESPP Proposal” beginning on page 151 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the 2021 ESPP and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2021 ESPP, which is incorporated by reference to this Report as Exhibit 10.7.

Item 5.06. Change in Shell Company Status.
As a result of the Transactions, ADAC ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Transaction Agreement Proposal” beginning on page 84 and “Domestication Proposal” beginning on page 126, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The financial statements of MarketWise as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, and as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019, and 2018 are set forth in the Proxy Statement/Prospectus beginning on page F-46 and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of ADAC and MarketWise, LLC as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1†
Business Combination Agreement, dated as of March 1, 2021, by and among Ascendant Digital Acquisition Corp., Beacon Street Group, LLC, Members of Beacon Street Group, LLC, and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Registration Statement on Form S-4 (File No. 333-254720), filed with the SEC on June 30, 2021).

2.2†
Amendment No. 1 to Business Combination Agreement, dated as of May 21, 2021, by and among Ascendant Digital Acquisition Corp., Beacon Street Group, LLC, and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-254720), filed with the SEC on June 30, 2021).

2.3†
Amendment No. 2 to Business Combination Agreement, dated as of June 16, 2021, by and among Ascendant Digital Acquisition Corp., MarketWise, LLC, and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.3 to the Registrant’s Registration Statement on Form S-4 (File No. 333-254720), filed with the SEC on June 30, 2021).

3.1	Certificate of Incorporation of MarketWise, Inc.
3.2	Bylaws of MarketWise, Inc.
4.1
Warrant Agreement, dated July 23, 2020, between Ascendant Digital Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on July 28, 2020).

4.2
Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239623), filed with the SEC on July 2, 2020).

4.3
Specimen Common Stock Certificate of MarketWise, Inc. (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-4 (File No. 333-254720), filed with the SEC on May 28, 2021).

10.1	Amended and Restated Registration Rights Agreement dated July 21, 2021, by and among MarketWise, Inc., Ascendant Sponsor LP, and certain members of Ascendant Sponsor LP and of MarketWise, LLC.
10.2	Tax Receivable Agreement dated July 21, 2021, by and among MarketWise, Inc., MarketWise, LLC, and certain members of MarketWise, LLC.
10.3†	Third A&R Operating Agreement dated July 21, 2021, by and among MarketWise, Inc., MarketWise, LLC and the members of MarketWise, LLC.
10.4+	Form of Indemnification Agreement.
10.5+	MarketWise, Inc. Non-Employee Director Compensation Policy.
10.6+	2021 MarketWise, Inc. Incentive Award Plan.
10.7+	2021 MarketWise, Inc. Employee Stock Purchase Plan.
10.8+
Employment Agreement, effective as of December 1, 2019, by and between MarketWise, LLC (f/k/ S & A Holdings (2013), LLC) and Mark Arnold (incorporated by reference to Exhibit 10.13 to the Registrant’s Registration Statement on Form S-4 (File No. 333-254720), filed with the SEC on May 28, 2021).

10.9+
Employment Agreement, effective as of December 2, 2019, by and between Beacon Street Services, LLC and Dale Lynch (incorporated by reference to Exhibit 10.14 to the Registrant’s Registration Statement on Form S-4 (File No. 333-254720), filed with the SEC on May 28, 2021).

10.10+
Employment Agreement, effective as of July 30, 2018, by and between MarketWise, LLC (f/k/a S & A Holdings (2013), LLC) and Marco Ferri (incorporated by reference to Exhibit 10.15 to the Registrant’s Registration Statement on Form S-4 (File No. 333-254720), filed with the SEC on May 28, 2021).

16.1	Letter from WithumSmith+Brown PC to the SEC.
21.1	List of Subsidiaries of MarketWise, Inc.
99.1
Unaudited pro forma condensed combined financial information of Ascendant Digital Acquisition Corp. and MarketWise, LLC as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021.

†       The annexes, schedules, and certain exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule, or exhibit to the SEC upon request.
+       Indicates a management contract or compensatory plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: July 27, 2020	By:	/s/ Dale Lynch
	Name:	Dale Lynch
	Title:	Chief Financial Officer